                                                                    EXHIBIT 99.1

[MANPOWER LOGO]

                                                                   PRESS RELEASE

                                                         FOR FURTHER INFORMATION
                                                                        CONTACT:


                                                                 Mike Van Handel
                                                         Chief Financial Officer
                                                                  (414) 906-6305


FOR IMMEDIATE RELEASE



                    MANPOWER REPORTS 3RD QUARTER 2003 RESULTS


MILWAUKEE, WI, USA, October 16, 2003 - Manpower Inc. (NYSE: MAN) today reported that net income for the three months ended September 30, 2003 increased 8.0 percent to $43.8 million, or 56 cents per diluted share, from $40.5 million, or 52 cents per diluted share, a year earlier. Revenues for the third quarter totaled $3.2 billion, an increase of 11.0 percent from the year-earlier period. Systemwide sales were $3.5 billion. Results for the third quarter were positively affected by relatively stronger foreign currencies compared to the prior year period. On a constant currency basis, earnings per diluted share for the quarter were 49 cents on a 1.8 percent revenue increase.

         Jeffrey A. Joerres, Manpower Chairman and CEO, said: "Once again we were able to deliver a solid quarter despite the persistently difficult economic environment. We entered the third quarter anticipating a year-over-year deceleration across the network. In fact, most regions were flat to slightly positive. The result of the better performances in France and Europe accounted for the increase from anticipated earnings.

         "This quarter, more than any other in 2003, we sensed stronger signals for a meaningful recovery. However, clearly we are unable to call an end to the current labor market challenges," stated Joerres. "Most importantly, while the staffing market in general is experiencing pricing pressure, our new and existing customers have recognized Manpower's value which contributed to the successful third quarter.

                                    - More -

Manpower Reports 3rd Quarter 2003/Page 2

         "As we look ahead to the fourth quarter, we are assuming no dramatic movements in any of the major geographies in which we operate. Therefore, we anticipate the fourth quarter earnings per share will be between 49 and 53 cents or $1.61 and $1.65 for 2003. We anticipate a 7 cent favorable impact from currency in the quarter."

         Net income for the nine months ended September 30, 2003 totaled $87.8 million or $1.12 per diluted share, an increase of 20.2 percent from $73.1 million, or 94 cents per diluted share in 2002. Revenues for the nine-month period were $8.9 billion, an increase of 14.4% from the prior year. Systemwide sales were $9.8 billion. On a constant currency basis, earnings per diluted share for the nine-month period were 92 cents on a 2.0 percent revenue increase.

         In conjunction with its third quarter earnings release, Manpower will broadcast its conference call live over the Internet on October 16, 2003 at 8:00 a.m. CDT (9:00 a.m. EDT). Interested parties are invited to listen by logging on to http://investor.manpower.com.

         The systemwide sales and constant currency amounts included in this press release are further explained on the attached Results of Operations. Supplemental financial information referenced in the conference call can be found at http://investor.manpower.com.

         Manpower Inc. is a world leader in the staffing industry, providing workforce management services and solutions to customers through 4,000 offices in 63 countries. The firm annually provides employment to 2 million people worldwide and is an industry leader in employee assessment and training. Manpower also provides a range of staffing solutions and engagement and consulting services worldwide under the subsidiary brands of Brook Street, Elan, The Empower Group and Jefferson Wells. More information on Manpower Inc. can be found at the Company's Web site, http://www.manpower.com.

         This news release contains statements, including earning projections, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company's expected future results. The Company's actual results may differ materially from those described or contemplated in the forward-looking statements. Factors that may cause the Company's actual results to differ materially from those contained in the forward-looking statement can be found in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2002, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company's SEC filings.

                                      # # #

                                  Manpower Inc.
                              Results of Operations
                      (In millions, except per share data)

                                                        THREE MONTHS ENDED SEPTEMBER 30
                                        -----------------------------------------------------------------
                                                                                    % VARIANCE
                                                                           ------------------------------
                                                                              AMOUNT           CONSTANT
                                            2003             2002            REPORTED          CURRENCY
                                        ------------     ------------      ------------      ------------
                                                                   (Unaudited)

Systemwide sales (a)                    $    3,510.3     $    3,183.5              10.3%
                                        ------------     ------------

Revenue from services                        3,203.2          2,885.9              11.0%              1.8%
Cost of services                             2,653.6          2,373.6              11.8%
                                        ------------     ------------

  Gross profit                                 549.6            512.3               7.3%             -1.4%

Selling and administrative expenses            470.8            435.1               8.2%              0.0%
                                        ------------     ------------

  Operating profit
                                                78.8             77.2               2.0%             -9.3%

Interest and other expenses                      9.4             11.3             -17.5%
                                        ------------     ------------

  Earnings before income taxes                  69.4             65.9               5.4%

Provision for income taxes                      25.6             25.4               1.2%
                                        ------------     ------------

  Net earnings                          $       43.8     $       40.5               8.0%             -5.0%
                                        ============     ============

Net earnings per share - basic          $       0.56     $       0.53               5.7%
                                        ============     ============

Net earnings per share - diluted        $       0.56     $       0.52               7.7%            -5.8%
                                        ============     ============

Weighted average shares - basic                 77.7             76.6               1.4%
                                        ============     ============

Weighted average shares - diluted               78.8             77.4               1.8%
                                        ============     ============

(a) Systemwide sales represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales is calculated as follows:

Revenue from services                   $    3,203.2     $    2,885.9
Less: Franchise fees                             6.9              6.7
Add: Franchise sales                           314.0            304.3
                                        ------------     ------------
Systemwide sales                        $    3,510.3     $    3,183.5
                                        ============     ============

                                  Manpower Inc.
                             Operating Unit Results
                                  (In millions)

                                                           THREE MONTHS ENDED SEPTEMBER 30
                                            -----------------------------------------------------------------
                                                                                        % VARIANCE
                                                                               ------------------------------
                                                                                  AMOUNT           CONSTANT
                                                2003             2002            REPORTED          CURRENCY
                                            ------------     ------------      ------------      ------------
                                                                       (Unaudited)

Revenues from services:
  United States (a)                         $      500.6     $      512.8             -2.4%             -2.4%
  France                                         1,279.1          1,103.3             15.9%              1.3%
  EMEA                                             993.1            906.6              9.5%              0.1%
  Other Operations                                 430.4            363.2             18.5%             13.6%
                                            ------------     ------------
                                            $    3,203.2     $    2,885.9             11.0%              1.8%
                                            ============     ============

Operating Unit Profit:
  United States                             $       11.0     $       12.4            -11.7%            -11.7%
  France                                            51.3             40.6             26.4%             10.4%
  EMEA                                              17.3             28.5            -39.2%            -44.5%
  Other Operations                                   7.6              2.7            177.5%            152.6%
                                            ------------     ------------
                                                    87.2             84.2
Corporate expenses                                   8.4              7.0
Amortization of other intangible assets               --               --
                                            ------------     ------------
    Operating profit                                78.8             77.2              2.0%             -9.3%
Interest and other expenses (b)
                                                     9.4             11.3
                                            ------------     ------------
    Earnings before income taxes            $       69.4     $       65.9
                                            ============     ============

(a) Systemwide sales in the United States represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us.

         Systemwide sales in the United States is calculated as follows:

Revenue from services                       $      500.6     $      512.8
Less:  Franchise fees                                5.6              5.6
Add:  Franchise sales                              261.4            276.5
                                            ------------     ------------
Systemwide sales                            $      756.4     $      783.7
                                            ============     ============

(b)      The components of interest and other expense (income) were:

Interest expense                            $       10.6      $       11.5
Interest income                                     (1.5)             (1.9)
Foreign exchange loss (gain)                         0.6              (0.1)
Miscellaneous, net                                  (0.3)              1.8
                                            ------------      ------------
                                            $        9.4      $       11.3
                                            ============      ============

                                  Manpower Inc.
                              Results of Operations
                      (In millions, except per share data)

                                                           NINE MONTHS ENDED SEPTEMBER 30
                                        ----------------------------------------------------------------
                                                                                   % VARIANCE
                                                                          ------------------------------
                                                                             AMOUNT           CONSTANT
                                            2003             2002           REPORTED          CURRENCY
                                        ------------     ------------     ------------      ------------
                                                                  (Unaudited)

Systemwide sales (a)                    $    9,751.3     $    8,615.6             13.2%
                                        ------------     ------------

Revenue from services                        8,895.3          7,772.8             14.4%              2.0%
Cost of services                             7,358.2          6,378.1             15.4%
                                        ------------     ------------

  Gross profit                               1,537.1          1,394.7             10.2%             -1.7%

Selling and administrative expenses          1,368.3          1,247.0              9.7%             -1.5%
                                        ------------     ------------

  Operating profit                             168.8            147.7             14.3%             -2.9%

Interest and other expenses                     27.2             28.9             -6.0%
                                        ------------     ------------

  Earnings before income taxes                 141.6            118.8             19.2%

Provision for income taxes                      53.8             45.7             17.7%
                                        ------------     ------------

  Net earnings                          $       87.8     $       73.1             20.2%             -1.2%
                                        ============     ============

Net earnings per share - basic          $       1.13     $       0.96             17.7%
                                        ============     ============

Net earnings per share - diluted        $       1.12     $       0.94             19.1%             -2.1%
                                        ============     ============

Weighted average shares - basic                 77.5             76.2              1.7%
                                        ============     ============

Weighted average shares - diluted               78.4             77.6              1.0%
                                        ============     ============

(a) Systemwide sales represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales is calculated as follows:

Revenue from services                   $    8,895.3     $    7,772.8
Less:  Franchise fees                           18.8             19.0
Add:  Franchise sales                          874.8            861.8
                                        ------------     ------------
Systemwide sales                        $    9,751.3     $    8,615.6
                                        ============     ============

                                  Manpower Inc.
                             Operating Unit Results
                                  (In millions)

                                                               NINE MONTHS ENDED SEPTEMBER 30
                                            -----------------------------------------------------------------
                                                                                        % VARIANCE
                                                                               ------------------------------
                                                                                  AMOUNT           CONSTANT
                                                2003             2002            REPORTED          CURRENCY
                                            ------------     ------------      ------------     -------------
                                                                       (Unaudited)

Revenues from services:
  United States (a)                         $    1,448.0     $    1,416.4               2.2%              2.2%
  France                                         3,405.7          2,813.7              21.0%              1.1%
  EMEA                                           2,830.7          2,500.9              13.2%             -1.3%
  Other Operations                               1,210.9          1,041.8              16.2%             12.0%
                                            ------------     ------------
                                            $    8,895.3     $    7,772.8              14.4%              2.0%
                                            ============     ============

Operating Unit Profit:
  United States                             $       24.0     $       15.8              52.2%             52.2%
  France                                           120.1             95.5              25.8%              5.4%
  EMEA                                              34.7             56.2             -38.2%            -45.7%
  Other Operations                                  16.5              2.5             528.6%            462.3%
                                            ------------     ------------
                                                   195.3            170.0
Corporate expenses                                  26.5             22.2
Amortization of other intangible assets               --              0.1
                                            ------------     ------------
    Operating profit                               168.8            147.7              14.3%             -2.9%
Interest and other expenses (b)                     27.2             28.9
                                            ------------     ------------
    Earnings before income taxes            $      141.6     $      118.8
                                            ============     ============

(a) Systemwide sales in the United States represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales in the United States is calculated as follows:

Revenue from services                       $    1,448.0     $    1,416.4
Less:  Franchise fees                               15.7             16.0
Add:  Franchise sales                              739.4            761.7
                                            ------------     ------------
Systemwide sales                            $    2,171.7     $    2,162.1
                                            ============     ============

(b)      The components of interest and other expense (income) were:

Interest expense                           $       31.0      $       31.9
Interest income                                    (6.0)             (6.6)
Foreign exchange gains                             (0.9)             (0.8)
Miscellaneous, net                                  3.1               4.4
                                           ------------      ------------
                                           $       27.2      $       28.9
                                           ============      ============

                                  Manpower Inc.
                           Consolidated Balance Sheets
                                  (In millions)

                                                              SEPT. 30          DEC. 31
                                                                2003              2002
                                                            ------------      ------------
                                                            (Unaudited)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                 $      287.5      $      284.0
  Accounts receivable, net                                       2,576.3           2,214.2
  Prepaid expenses and other assets                                 76.7              76.0
  Future income tax benefits                                        81.0              79.1
                                                            ------------      ------------
      Total current assets                                       3,021.5           2,653.3

OTHER ASSETS:
  Goodwill and other intangible assets, net                        563.1             545.7
  Investments in licensees                                          64.8              60.5
  Other assets                                                     312.4             253.4
                                                            ------------      ------------
      Total other assets                                           940.3             859.6

PROPERTY AND EQUIPMENT:
  Land, buildings, leasehold improvements and equipment            582.0             533.4
  Less: accumulated depreciation and amortization                  396.6             344.6
                                                            ------------      ------------
    Net property and equipment                                     185.4             188.8
                                                            ------------      ------------
        Total assets                                        $    4,147.2      $    3,701.7
                                                            ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                          $      524.3      $      447.0
  Employee compensation payable                                    115.3              96.2
  Accrued liabilities                                              372.3             295.7
  Accrued payroll taxes and insurance                              420.4             391.6
  Value added taxes payable                                        391.7             309.0
  Short-term borrowings and current
    maturities of long-term debt                                    14.2              22.8
                                                            ------------      ------------
      Total current liabilities                                  1,838.2           1,562.3

OTHER LIABILITIES:
  Long-term debt                                                   788.0             799.0
  Other long-term liabilities                                      339.7             340.5
                                                            ------------      ------------
      Total other liabilities                                    1,127.7           1,139.5

SHAREHOLDERS' EQUITY:
  Common stock                                                       0.9               0.9
  Capital in excess of par value                                 1,714.9           1,696.2
  Accumulated deficit                                             (209.7)           (289.7)
  Accumulated other comprehensive income (loss)                    (41.0)           (123.7)
  Treasury stock, at cost                                         (283.8)           (283.8)
                                                            ------------      ------------
      Total shareholders' equity                                 1,181.3             999.9
                                                            ------------      ------------
        Total liabilities and shareholders' equity          $    4,147.2      $    3,701.7
                                                            ============      ============

                                  Manpower Inc.
                      Consolidated Statements of Cash Flows
                                  (In millions)

                                                                    NINE MONTHS ENDED
                                                                       SEPTEMBER 30
                                                             ------------------------------
                                                                 2003              2002
                                                             ------------      ------------
                                                                     (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings                                               $       87.8      $       73.1
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Depreciation and amortization                                  46.5              48.9
      Amortization of discount on convertible debentures              5.6               5.5
      Deferred income taxes                                           1.8               3.0
      Provision for doubtful accounts                                14.4              15.2
      Changes in operating assets and liabilities:
        Accounts receivable                                        (186.4)           (172.8)
        Other assets                                                (23.4)             26.2
        Other liabilities                                           149.4              71.0
                                                             ------------      ------------
          Cash provided by operating activities                      95.7              70.1
                                                             ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                              (38.9)            (40.2)
  Acquisitions of business, net of cash acquired                     (3.6)            (31.2)
  Proceeds from the sale of property and equipment                    2.2               2.2
                                                             ------------      ------------
          Cash used by investing activities                         (40.3)            (69.2)
                                                             ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net repayments of short-term
    facilities and long-term debt                                   (80.7)            (19.7)
  Proceeds from stock option and purchase plans                      18.7              30.4
  Repurchase of common stock                                           --             (30.7)
  Dividends paid                                                     (7.8)             (7.6)
                                                             ------------      ------------
          Cash used by financing activities                         (69.8)            (27.6)
                                                             ------------      ------------

Effect of exchange rate changes on cash                              17.9              17.5
                                                             ------------      ------------
Change in cash and cash equivalents                                   3.5              (9.2)

Cash and cash equivalents, beginning of period                      284.0             245.8
                                                             ------------      ------------
Cash and cash equivalents, end of period                     $      287.5      $      236.6
                                                             ============      ============